Exhibit 99.1


                  Navigators Reports Record Earnings


    NEW YORK--(BUSINESS WIRE)--July 30, 2007--The Navigators Group, Inc. (NAVG:NASDAQ) reported record quarterly net income of $24,375,000 for the 2007 second quarter compared to $18,098,000 for the 2006 second quarter, an increase of 35%. Net income per share was $1.44 for the 2007 second quarter compared to $1.08 for the 2006 second quarter.

    The 2007 second quarter net income included a net realized capital gain of $0.03 per share compared to a net realized capital loss of $0.01 per share in the 2006 second quarter.

    Net income for the six month period ended June 30, 2007 was $44,047,000 or $2.60 per share, compared to $33,623,000 or $2.00 per share for the six month period ended June 30, 2006. The results for the six months ended June 30, 2007 included a net realized capital gain of $0.04 per share and the results for the six months ended June 30, 2006 included a net realized capital loss of $0.02 per share.

    Gross written premium and net written premium for the 2007 second quarter were $276,549,000 and $161,350,000, respectively, increases of 10% and 25% from the comparable 2006 period.

    Gross written premium and net written premium for the six month period ended June 30, 2007 were $577,410,000 and $334,369,000, respectively, increases of 12% and 23% from the comparable 2006 period.

    The combined loss and expense ratios for the 2007 second quarter and six month period were 86.4% and 87.8%, respectively, compared to 87.0% and 88.1% for the comparable 2006 periods. The combined loss and expense ratios for the 2007 second quarter and six month period were favorably impacted by 7.3 and 6.1 loss ratio points, respectively, for redundancies in prior year loss reserves. Net paid loss ratios for the 2007 second quarter and six month period were 32.6% and 31.9%, respectively, compared to 30.5% and 33.8% for the comparable 2006 periods.

    Stan Galanski, Navigators' Chief Executive Officer, commented, "We are pleased with the strong underwriting results for the second quarter. Our record quarterly net income reflects our culture of underwriting discipline, favorable loss development, growth in investment income and the ongoing execution of our strategy. We are encouraged that incurred loss activity remains well within our expectations and that our loss reserves have never been stronger. Despite increasingly challenging market conditions, we continue to deliver shareholder value by capitalizing on growth opportunities in a number of product lines and geographic niches. At the same time, our underwriters continue to refrain from writing business that fails to meet our underwriting standards."

    Net investment income for the 2007 second quarter and six month period was $17,330,000 and $33,546,000, respectively, increases of 24% and 26% from the comparable 2006 periods. The pre-tax investment yields for the 2007 second quarter and six month period were 4.5% and 4.4%, respectively, compared to 4.5% and 4.3% for the comparable 2006 periods.

    Consolidated cash flow from operations was $111,667,000 and $12,441,000 for the 2007 and 2006 six month periods, respectively.

    Stockholders' equity was $588,033,000 or $34.93 per share at June 30, 2007 compared to $551,343,000 or $32.94 per share at December 31, 2006. Statutory surplus of Navigators Insurance Company was
$551,293,000 at June 30, 2007.

    The Company will hold a conference call on Tuesday, July 31, 2007 starting at 8:30 a.m. ET to discuss the second quarter's results. To access the call domestically, please dial 1-866-700-7173 using confirmation code 28033205. Internationally, the call may be accessed by dialing 617-213-8838 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the July 31st Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.

    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.

    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors that may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.



             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
              ($'s in thousands, except per share data)


                Three Months Ended           Six Months Ended
                     June 30,                    June 30,
                -------------------         -------------------
Financial
 Highlights       2007      2006    Change    2007      2006    Change
--------------- --------- --------- ------  --------- --------- ------

Gross written
 premium        $276,549  $252,365     10%  $577,410  $516,149     12%
Net written
 premium         161,350   129,248     25%   334,369   272,674     23%

Revenues:
 Net earned
  premium        145,617   114,541     27%   284,663   218,263     30%
 Commission
  income             486       540    -10%       894     1,826    -51%
 Net investment
  income          17,330    14,003     24%    33,546    26,553     26%
 Net realized
  capital gains
  (losses)           840      (192)    NM      1,041      (616)    NM
 Other income
  (expense)         (253)       44     NM       (324)      230     NM
                --------- ---------         --------- ---------
 Total revenues  164,020   128,936     27%   319,820   246,256     30%
                --------- ---------         --------- ---------

Operating
 expenses:
 Net losses and
  loss
  adjustment
   expenses
    incurred      79,739    66,627     20%   160,931   128,744     25%
 Commission
  expense         17,650    13,624     30%    34,749    27,329     27%
 Other
  operating
  expenses        28,608    19,927     44%    54,897    38,335     43%
 Interest
  expense          2,215     1,820     NM      4,430     1,820     NM
                --------- ---------         --------- ---------
 Total
  operating
  expenses       128,212   101,998     26%   255,007   196,228     30%
                --------- ---------         --------- ---------

Income before
 income taxes     35,808    26,938     33%    64,813    50,028     30%
                --------- ---------         --------- ---------

Income tax
 expense
 (benefit):
 Current          13,505    10,034     35%    22,781    19,366     18%
 Deferred         (2,072)   (1,194)    NM     (2,015)   (2,961)    NM
                --------- ---------         --------- ---------
Income tax
 expense
 (benefit)        11,433     8,840     29%    20,766    16,405     27%
                --------- ---------         --------- ---------

Net income      $ 24,375  $ 18,098     35%  $ 44,047  $ 33,623     31%
                ========= =========         ========= =========


Per Share Data
---------------

Net income per
 common share:
 Basic          $   1.45  $   1.09     34%  $   2.63  $   2.02     30%
 Diluted        $   1.44  $   1.08     34%  $   2.60  $   2.00     30%

Average shares
 outstanding:
 Basic            16,786    16,668            16,771    16,654
 Diluted          16,919    16,791            16,947    16,839

Underwriting
 Ratios
---------------
Loss Ratio          54.8%     58.2%             56.5%     59.0%
Expense Ratio       31.6%     28.8%             31.3%     29.1%
                --------- ---------         --------- ---------
Combined Ratio      86.4%     87.0%             87.8%     88.1%


Balance Sheet                               June 30,  Dec. 31,
 Data
---------------
                                                2007      2006
                                            --------- ---------
Stockholders'
 equity                                     $588,033  $551,343      7%
Book value per
 share                                      $  34.93  $  32.94      6%





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                              June 30,    December 31,
                                                2007          2006
                                            ------------- ------------
                   ASSETS
Investments and cash:
   Fixed maturities, available-for-sale, at
    fair value (amortized cost: 2007,
    $1,352,442; 2006, $1,263,284)           $  1,329,809  $  1,258,717
   Equity securities, available-for-sale, at
    fair value (cost: 2007, $48,198; 2006,
    $31,879)                                      54,611        37,828
   Short-term investments, at cost which
    approximates fair value                      186,833       176,961
   Cash                                              218         2,404
                                            ------------- ------------
      Total investments and cash               1,571,471     1,475,910
                                            ------------- ------------

   Premiums in course of collection              225,095       163,309
   Commissions receivable                          2,714         3,647
   Prepaid reinsurance premiums                  209,147       179,493
   Reinsurance receivable on paid losses         107,146       108,878
   Reinsurance receivable on unpaid losses
    and loss adjustment expenses                 837,518       911,439
   Net deferred income tax benefit                37,980        30,422
   Deferred policy acquisition costs              53,394        41,700
   Accrued investment income                      14,024        13,052
   Goodwill and other intangible assets            8,145         8,012
   Other assets                                   26,329        20,824
                                            ------------- ------------

      Total assets                          $  3,092,963  $  2,956,686
                                            ============= ============


    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Reserves for losses and loss adjustment
    expenses                                $  1,603,689  $  1,607,555
   Unearned premium                              495,261       415,096
   Reinsurance balances payable                  202,434       194,266
   Senior notes                                  123,615       123,560
   Federal income tax payable                     10,142         3,934
   Payable for securities purchased                    -           166
   Accounts payable and other liabilities         69,789        60,766
                                            ------------- ------------
      Total liabilities                        2,504,930     2,405,343
                                            ------------- ------------

Stockholders' equity:
   Preferred stock, $.10 par value,
    authorized 1,000,000 shares, none issued           -             -
   Common stock, $.10 par value, 50,000,000
    shares authorized for 2007 and
    50,000,000 for 2006; issued and
    outstanding: 16,832,443 for 2007 and
    16,735,898 for 2006                            1,683         1,674
   Additional paid-in capital                    290,033       286,732
   Retained earnings                             303,511       259,464
   Accumulated other comprehensive income
    (loss)                                        (7,194)        3,473
                                            ------------- ------------
      Total stockholders' equity                 588,033       551,343
                                            ------------- ------------

      Total liabilities and stockholders'
       equity                               $  3,092,963  $  2,956,686
                                            ============= ============





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)


Gross Written
 Premium:           Second Quarter               Six Months
                  ------------------         ------------------
Insurance
 Companies:         2007     2006    Change    2007     2006    Change
                  -------- --------- ------  -------- --------- ------
Marine            $ 67,887 $ 74,018     -8%  $152,256 $155,812     -2%
Specialty           98,036   72,037     36%   193,756  134,168     44%
Professional
 Liability          24,351   24,182      1%    44,833   42,316      6%
Other (includes
 run-off)            8,286       59     NM     16,589      247     NM
                  -------- ---------         -------- ---------
                   198,560  170,296     17%   407,434  332,543     23%
Lloyd's
 Operations:
Marine              55,922   66,257    -16%   133,601  157,112    -15%
Professional
 Liability          10,534    5,069    108%    16,012    7,089    126%
Other               11,533   10,746      7%    20,363   19,619      4%
                  -------- ---------         -------- ---------
                    77,989   82,072     -5%   169,976  183,820     -8%
Intercompany
 elimination             -       (3)    NM          -     (214)    NM
                  -------- ---------         -------- ---------
Total             $276,549 $252,365     10%  $577,410 $516,149     12%
                  ======== =========         ======== =========

Net Written
 Premium:           Second Quarter               Six Months
                  ------------------         ------------------
Insurance
 Companies:         2007     2006    Change    2007     2006    Change
                  -------- --------- ------  -------- --------- ------
Marine            $ 36,319 $ 35,810      1%  $ 81,246 $ 77,325      5%
Specialty           67,114   42,804     57%   125,668   83,323     51%
Professional
 Liability          14,767   13,818      7%    26,959   21,444     26%
Other (includes
 run-off)            5,873       13     NM     12,248       (3)    NM
                  -------- ---------         -------- ---------
                   124,073   92,445     34%   246,121  182,089     35%
Lloyd's
 Operations:
Marine              27,038   31,880    -15%    72,526   83,283    -13%
Professional
 Liability           6,126    2,116    189%     9,509    2,945    223%
Other                4,113    2,807     47%     6,213    4,357     43%
                  -------- ---------         -------- ---------
                    37,277   36,803      1%    88,248   90,585     -3%
                  -------- ---------         -------- ---------
Total             $161,350 $129,248     25%  $334,369 $272,674     23%
                  ======== =========         ======== =========

Net Earned
 Premium:           Second Quarter               Six Months
                  ------------------         ------------------
Insurance
 Companies:         2007     2006    Change    2007     2006    Change
                  -------- --------- ------  -------- --------- ------
Marine            $ 33,693 $ 28,887     17%  $ 67,011 $ 51,388     30%
Specialty           58,918   39,765     48%   112,530   75,899     48%
Professional
 Liability          13,334    9,824     36%    26,371   18,556     42%
Other (includes
 run-off)            3,790       12     NM      5,635       (3)    NM
                  -------- ---------         -------- ---------
                   109,735   78,488     40%   211,547  145,840     45%
Lloyd's
 Operations:
Marine              30,005   34,187    -12%    62,346   69,903    -11%
Professional
 Liability           1,954      364    437%     4,911      605    712%
Other                3,923    1,502    161%     5,859    1,915    206%
                  -------- ---------         -------- ---------
                    35,882   36,053      0%    73,116   72,423      1%
                  -------- ---------         -------- ---------
Total             $145,617 $114,541     27%  $284,663 $218,263     30%
                  ======== =========         ======== =========





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                          Three Months Ended
                            June 30, 2007

                          ($'s in thousands)

                           Insurance   Lloyd's
                           Companies  Operations Corporate    Total
                           ---------- ---------- ---------- ----------
Gross premium written      $ 198,560  $  77,989             $ 276,549
Net premium written          124,073     37,277               161,350

Net earned premium           109,735     35,882               145,617
Net losses and loss
 adjustment expenses         (63,725)   (16,014)              (79,739)
Commission expense           (13,903)    (3,747)              (17,650)
Other operating expenses     (21,057)    (7,551)              (28,608)
Commission and other income       96        137                   233
                           ---------- ----------            ----------

Underwriting profit           11,146      8,707                19,853

Net investment income         14,440      2,407  $     483     17,330
Net realized capital gains       834          6          -        840
Interest expense                   -          -     (2,215)    (2,215)
                           ---------- ---------- ---------- ----------
Income (loss) before income
 tax expense (benefit)        26,420     11,120     (1,732)    35,808

Income tax expense
 (benefit)                     8,163      3,875       (605)    11,433
                           ---------- ---------- ---------- ----------
Net Income (loss)          $  18,257  $   7,245  $  (1,127) $  24,375
                           ========== ========== ========== ==========

Loss and loss expenses
 ratio                          58.1%      44.6%                 54.8%
Commission expense ratio        12.7%      10.4%                 12.1%
Other operating expense
 ratio (1)                      19.0%      20.6%                 19.5%
                           ---------- ----------            ----------
Combined ratio                  89.8%      75.6%                 86.4%
                           ========== ==========            ==========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                          Three Months Ended
                            June 30, 2006

                          ($'s in thousands)

                           Insurance   Lloyd's
                           Companies  Operations Corporate    Total
                           ---------- ---------- ---------- ----------
Gross premium written      $ 170,296  $  82,072             $ 252,365
Net premium written           92,445     36,803               129,248

Net earned premium            78,488     36,053               114,541
Net losses and loss
 adjustment expenses         (47,676)   (18,951)              (66,627)
Commission expense            (7,912)    (5,712)              (13,624)
Other operating expenses     (13,966)    (5,961)              (19,927)
Commission and other
 income / (expense)              794       (210)                  584
                           ---------- ----------            ----------

Underwriting profit            9,728      5,219                14,947

Net investment income         12,023      1,667  $     313     14,003
Net realized capital
 gains / (losses)               (225)        33          -       (192)
Interest expense                   -          -     (1,820)    (1,820)
                           ---------- ---------- ---------- ----------
Income (loss) before
 income tax expense
 (benefit)                    21,526      6,919     (1,507)    26,938

Income tax expense
 (benefit)                     6,868      2,422       (450)     8,840
                           ---------- ---------- ---------- ----------
Net Income (loss)          $  14,658  $   4,497  $  (1,057) $  18,098
                           ========== ========== ========== ==========

Loss and loss expenses
 ratio                          60.7%      52.6%                 58.2%
Commission expense ratio        10.1%      15.8%                 11.9%
Other operating expense
 ratio (1)                      16.8%      17.1%                 16.9%
                           ---------- ----------            ----------
Combined ratio                  87.6%      85.5%                 87.0%
                           ========== ==========            ==========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                           Six Months Ended
                            June 30, 2007

                          ($'s in thousands)

                           Insurance   Lloyd's
                           Companies  Operations Corporate    Total
                           ---------- ---------- ---------- ----------
Gross premium written      $ 407,434  $ 169,976             $ 577,410
Net premium written          246,121     88,248               334,369

Net earned premium           211,547     73,116               284,663
Net losses and loss
 adjustment expenses        (125,065)   (35,866)             (160,931)
Commission expense           (24,986)    (9,763)              (34,749)
Other operating expenses     (39,826)   (15,071)              (54,897)
Commission and other
 income / (expense)              585        (15)                  570
                           ---------- ----------            ----------

Underwriting profit           22,255     12,401                34,656

Net investment income         28,094      4,558  $     894     33,546
Net realized capital
 gains / (losses)              1,077        (36)         -      1,041
Interest expense                   -          -     (4,430)    (4,430)
                           ---------- ---------- ---------- ----------

Income (loss) before
 income tax expense
 (benefit)                    51,426     16,923     (3,536)    64,813

Income tax expense
 (benefit)                    16,074      5,929     (1,237)    20,766
                           ---------- ---------- ---------- ----------
Net Income (loss)          $  35,352  $  10,994  $  (2,299) $  44,047
                           ========== ========== ========== ==========

Loss and loss expenses
 ratio                          59.1%      49.1%                 56.5%
Commission expense ratio        11.8%      13.4%                 12.2%
Other operating expense
 ratio (1)                      18.6%      20.5%                 19.1%
                           ---------- ----------            ----------
Combined ratio                  89.5%      83.0%                 87.8%
                           ========== ==========            ==========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                           Six Months Ended
                            June 30, 2006

                          ($'s in thousands)

                           Insurance   Lloyd's
                           Companies  Operations Corporate    Total
                           ---------- ---------- ---------- ----------
Gross premium written      $ 332,543  $ 183,820             $ 516,149
Net premium written          182,089     90,585               272,674

Net earned premium           145,840     72,423               218,263
Net losses and loss
 adjustment expenses         (87,630)   (41,114)             (128,744)
Commission expense           (15,036)   (12,293)              (27,329)
Other operating expenses     (27,399)   (10,936)              (38,335)
Commission and other
 income / (expense)            2,000         56                 2,056
                           ---------- ----------            ----------

Underwriting profit           17,775      8,136                25,911

Net investment income         22,433      3,674  $     446     26,553
Net realized capital
 gains / (losses)               (300)      (316)         -       (616)
Interest expense                   -          -     (1,820)    (1,820)
                           ---------- ---------- ---------- ----------
Income before income tax
 expense                      39,908     11,494     (1,374)    50,028

Income tax expense            12,784      4,023       (402)    16,405
                           ---------- ---------- ---------- ----------
Net Income                 $  27,124  $   7,471  $    (972) $  33,623
                           ========== ========== ========== ==========

Loss and loss expenses
 ratio                          60.1%      56.8%                 59.0%
Commission expense ratio        10.3%      17.0%                 12.5%
Other operating expense
 ratio (1)                      17.4%      15.0%                 16.6%
                           ---------- ----------            ----------
Combined ratio                  87.8%      88.8%                 88.1%
                           ========== ==========            ==========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                          Three Months Ended June 30, 2007
              --------------------------------------------------------

                                                   Combined Ratio
                                              ------------------------
Insurance       Net     Losses
 Companies:    Earned   and LAE  Underwriting
              Premium  Incurred    Expenses    Loss   Expense  Total
              --------------------------------------------------------
Marine        $ 33,693 $ 17,706    $  11,608    52.6%   34.5%   87.1%
Specialty       58,918   33,307       16,039    56.5%   27.1%   83.6%
Professional
 Liability      13,334    7,741        5,330    58.1%   39.9%   98.0%
Other
 (includes
 run-off)        3,790    4,971        1,887      NM      NM      NM
              --------------------------------------------------------
               109,735   63,725       34,864    58.1%   31.7%   89.8%
Lloyd's
 Operations     35,882   16,014       11,161    44.6%   31.0%   75.6%
              --------------------------------------------------------
Total         $145,617 $ 79,739    $  46,025    54.8%   31.6%   86.4%
              ========================================================


                          Three Months Ended June 30, 2006
              --------------------------------------------------------

                                                   Combined Ratio
                                              ------------------------
Insurance       Net     Losses
 Companies:    Earned   and LAE  Underwriting
              Premium  Incurred    Expenses    Loss   Expense  Total
              --------------------------------------------------------
Marine        $ 28,887 $ 17,045    $   7,296    59.0%   25.3%   84.3%
Specialty       39,765   23,804       11,075    59.9%   27.9%   87.8%
Professional
 Liability       9,824    6,989        2,750    71.1%   28.0%   99.1%
Other
 (includes
 run-off)           12     (162)         (37)     NM      NM      NM
              --------------------------------------------------------
                78,488   47,676       21,084    60.7%   26.9%   87.6%
Lloyd's
 Operations     36,053   18,951       11,883    52.6%   32.9%   85.5%
              --------------------------------------------------------
Total         $114,541 $ 66,627    $  32,967    58.2%   28.8%   87.0%
              ========================================================





                                      Amounts           Loss Ratio
                                --------------------------------------
Net Incurred Loss Activity      June 30,  June 30,  June 30,  June 30,
For the Three Months Ended:       2007       2006     2007     2006
                                --------------------------------------
Insurance Companies:
   Loss and LAE payments        $ 31,066  $  23,984     28.3%    30.6%
   Change in reserves             32,659     23,692     29.8%    30.1%
                                --------------------------------------
   Net incurred loss and LAE      63,725     47,676     58.1%    60.7%
                                --------------------------------------

Lloyd's Operations:
   Loss and LAE payments          16,348  $  10,978     45.5%    30.5%
   Change in reserves               (334)     7,973     -0.9%    22.1%
                                --------------------------------------
   Net incurred loss and LAE      16,014     18,951     44.6%    52.6%
                                --------------------------------------

Total
   Loss and LAE payments          47,414     34,962     32.6%    30.5%
   Change in reserves             32,325     31,665     22.2%    27.7%
                                --------------------------------------
   Net incurred loss and LAE    $ 79,739  $  66,627     54.8%    58.2%
                                ======================================


Impact of Prior Years Reserves        Amounts       Loss Ratio Impact
                                --------------------------------------
Favorable / (Unfavorable)
 Development                    June 30,  June 30,  June 30,  June 30,
For the Three Months Ended:       2007       2006     2007     2006
                                --------------------------------------
Insurance Companies             $  5,491  $     599      5.0%     0.8%
Lloyd's Operations                 5,126      2,300     14.3%     6.4%
                                --------------------------------------
   Total                        $ 10,617  $   2,899      7.3%     2.5%
                                ======================================





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                          Six Months Ended June 30, 2007
             ---------------------------------------------------------

                                                   Combined Ratio
                                              ------------------------
                Net     Losses
Insurance     Earned    and LAE  Underwriting
 Companies:   Premium  Incurred    Expenses    Loss   Expense  Total
             --------- --------- ------------ ------- ------- --------
Marine       $ 67,011  $ 37,877    $   18,721   56.5%   27.9%    84.4%
Specialty     112,530    65,073        32,531   57.8%   28.8%    86.6%
Professional
 Liability     26,371    16,225         9,653   61.5%   36.5%    98.0%
Other
 (includes
 run-off)       5,635     5,890         3,322     NM      NM       NM
             --------- --------- ------------ ------- ------- --------
              211,547   125,065        64,227   59.1%   30.4%    89.5%
Lloyd's
 Operations    73,116    35,866        24,849   49.1%   33.9%    83.0%
             --------- --------- ------------ ------- ------- --------
Total        $284,663  $160,931    $   89,076   56.5%   31.3%    87.8%
             ========= ========= ============ ======= ======= ========


                          Six Months Ended June 30, 2006
             ---------------------------------------------------------

                                                   Combined Ratio
                                              ------------------------
                Net     Losses
Insurance     Earned    and LAE  Underwriting
 Companies:   Premium  Incurred    Expenses    Loss   Expense  Total
             --------- --------- ------------ ------- ------- --------
Marine       $ 51,388  $ 30,545    $   13,342   59.4%   26.0%    85.4%
Specialty      75,899    44,961        21,599   59.2%   28.5%    87.7%
Professional
 Liability     18,556    12,298         5,461   66.3%   29.4%    95.7%
Other
 (includes
 run-off)          (3)     (174)           33     NM      NM       NM
             --------- --------- ------------ ------- ------- --------
              145,840    87,630        40,435   60.1%   27.7%    87.8%
Lloyd's
 Operations    72,423    41,114        23,173   56.8%   32.0%    88.8%
             --------- --------- ------------ ------- ------- --------
Total        $218,263  $128,744    $   63,608   59.0%   29.1%    88.1%
             ========= ========= ============ ======= ======= ========





                                     Amounts           Loss Ratio
                               ---------------------------------------
Net Incurred Loss Activity     June 30,  June 30,  June 30,  June 30,
For the Six Months Ended:         2007      2006     2007      2006
                               ---------------------------------------
Insurance Companies:
   Loss and LAE payments       $  60,410 $  44,154     28.5%     30.2%
   Change in reserves             64,655    43,476     30.6%     29.9%
                               ---------------------------------------
   Net incurred loss and LAE     125,065    87,630     59.1%     60.1%
                               ---------------------------------------

Lloyd's Operations:
   Loss and LAE payments       $  30,465 $  29,671     41.7%     41.0%
   Change in reserves              5,401    11,443      7.4%     15.8%
                               ---------------------------------------
   Net incurred loss and LAE      35,866    41,114     49.1%     56.8%
                               ---------------------------------------

Total
   Loss and LAE payments          90,875    73,825     31.9%     33.8%
   Change in reserves             70,056    54,919     24.6%     25.2%
                               ---------------------------------------
   Net incurred loss and LAE   $ 160,931 $ 128,744     56.5%     59.0%
                               =======================================


Impact of Prior Years Reserves       Amounts        Loss Ratio Impact
                               ---------------------------------------
Favorable / (Unfavorable)
 Development                   June 30,  June 30,  June 30,  June 30,
For the Six Months Ended:         2007      2006     2007      2006
                               ---------------------------------------
Insurance Companies            $  11,191 $   4,399      5.3%      3.0%
Lloyd's Operations                 6,226     2,300      8.5%      3.2%
                               ---------------------------------------
   Total                       $  17,417 $   6,699      6.1%      3.1%
                               =======================================





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                            Net Loss Data
                          ($'s in thousands)

Net Loss Reserves:                              6/30/2007   12/31/2006
                                               ----------- -----------
Insurance Companies:
   Marine                                      $   185,918 $   179,393
   Specialty                                       303,407     260,844
   Professional Liability                           62,484      51,571
   Other                                            23,952      19,299
                                               ----------- -----------
   Total Insurance Companies                       575,761     511,107
                                               ----------- -----------
Lloyd's Operations:
   Marine                                          168,402     173,497
   Other                                            22,008      11,512
                                               ----------- -----------
   Total Lloyd's Operations                        190,410     185,009
                                               ----------- -----------

   Total net loss reserves                     $   766,171 $   696,116
                                               =========== ===========

Total net case loss reserves                   $   251,451 $   243,183
Total net IBNR loss reserves                       514,720     452,933
                                               ----------- -----------

   Total net loss reserves                     $   766,171 $   696,116
                                               =========== ===========




    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, 914-933-6088
             Executive Vice President
             and Chief Financial Officer
             pmalvasio@navg.com
             www.navg.com